SunTrust Banks, Inc. 4Q 2011 Earnings Presentation January 20, 2012

1 Important Cautionary Statement The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding expected cost savings are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, and in Part II, “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the periods ended March 31, 2011, June 30, 2011, and September 30, 2011 and in other periodic reports that we file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; concerns over market volatility continue; the Dodd-Frank Act makes fundamental changes in the regulation of the financial services industry, some of which may adversely affect our business; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on your common stock; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, our operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off- balance sheet affiliates or our subsidiaries.

2 Table of Contents I. OVERVIEW II. FINANCIAL PERFORMANCE III. RISK AND CAPITAL REVIEW IV. STRATEGIC PRIORITIES V. APPENDIX

3 Earnings Balance Sheet Revenue Expenses Credit and Capital • Net income to common shareholders of $152 million • Earnings per share of $0.28 • Average performing loans up 4% from prior quarter; strong growth in targeted portfolios, while higher-risk categories further reduced • Favorable lower-cost deposit trends continued. Average DDA up 7% from 3Q 11 and 22% from 4Q 10 • Net Interest Income up from prior quarter and prior year • Fee income declined from 3Q 11 due to an increase in the mortgage repurchase provision and lower debit interchange revenue. Mortgage repurchase reserve increased • Expenses down modestly from 3Q 11 • Progress made on PPG Expense Program • All primary credit metrics again improved. NPLs down 10% sequentially • Tier 1 Common Ratio remained healthy at 9.25% (estimated) 4Q 11 Summary I. OVERVIEW

I. OVERVIEW

Notable 4Q 11 Items

SunTrust Live Solid. Bank Solid.

Several Large Items Impacted 4Q

($ in millions, pre-tax)	4Q 11	Income Statement Classification	Comments
Largest Adjustment Items[1]			
HARP 2.0 MSR Adjustment	($38)	Mortgage Servicing	MSR valuation adjustment due to expected increased prepayment speeds as a result of HARP 2.0; expect to more than offset this charge through future related refinance activity
Pension Curtailment, Net of Increased 401(k) Contribution	60	Employee Comp. & Benefits	One-time benefit as a result of decision to freeze pension benefit, net of the 401(k) contribution[2]
PPG Severance	(27)	Other Expense	Related to progress on design and implementation of PPG Expense Program
Other Notable Items			
Mortgage Repurchase Provision	(215)	Mortgage Production	Increase of $98 million from 3Q 11; mortgage repurchase reserve increased
Reduced Debit Interchange Revenue	(~50)	Card Fees	Impact of regulations on debit interchange revenue that became effective in 4Q 11

1. Please refer to the appendix for adjustment detail
2. As discussed in the Form 8-K filed on November 14, 2011

4

II. FINANCIAL PERFORMANCE

Income Statement Highlights

Full Year EPS Up Meaningfully from 2010

Financial Highlights

($ in millions, except per share data)

	4Q 10	3Q 11	4Q 11	FY 2010	FY 2011
Net Interest Income (FTE)	$1,294	$1,293	$1,324	$4,970	$5,179
Provision for Credit Losses	512	347	327	2,651	1,513
Noninterest Income	1,032	903	723	3,729	3,421
Total Revenue (FTE)	2,326	2,196	2,047	8,699	8,600
Noninterest Expense	1,548	1,560	1,547	5,911	6,114
Net Income	185	215	155	189	728
Preferred Dividends & Other	71	4	3	276	152
Net Income / (Loss) to Common Shareholders	114	211	152	(87)	576
Net Income / (Loss) per Share	$0.23	$0.39	$0.28	($0.18)	$1.09

Key Points

Prior Quarter Variance

- EPS decline of $0.11 due to lower noninterest income
  - Lower mortgage-related revenue (mortgage repurchases and HARP 2.0) and lower card fees (debit interchange)

Prior Year Variance

- EPS increase of $0.05
  - Net interest income growth, primarily from improved deposit mix and pricing
  - Improved credit quality / lower provision
  - Elimination of TARP preferred dividends
  - Partially offset by lower fee income, primarily mortgage-related, card fees, and securities gains

Full Year Variance

- EPS increase of $1.27
  - 4% net interest income growth
  - Lower provision
  - Elimination of TARP preferred dividends
  - Partially offset by lower fee income and higher expenses

5

6 II. FINANCIAL PERFORMANCE Net Interest Income Net Interest Income, FTE Key Points Net Interest Income Increased, While Net Interest Margin Declined Modestly ($ in millions) Prior Quarter Variance • Net Interest Income increased $31 million, or 2%  Interest income increased $5 million due to higher loan balances  Interest expense declined $26 million from lower deposit rates, DDA growth, and reduced long-term debt • Net Interest Margin declined modestly, as expected, due to lower asset yields Prior Year Variance • Net Interest Income grew $30 million, or 2%  Interest earning asset yields fell 20 bps, as loan yields declined amidst the continued low rate environment  Lower-cost deposit growth, lower deposit rates paid, and a reduction in higher-cost debt drove a 25 bps decline in interest-bearing liability costs $1,277 $1,286 $1,293 $1,324 $1,294 3.44% 3.53% 3.53% 3.49% 3.46% 1,000 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 3.0% 3.2% 3.4% 3.6% 3.8% Net Interest Margin Net Interest Income

7 II. FINANCIAL PERFORMANCE Noninterest Income Noninterest Income Key Points Noninterest Income Declined from 3Q 11 1. Please refer to the appendix for adjustment detail ($ in millions) $924 $823 $861 $840 $739 $108 $60 $51 $63 ($16) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Adjusted Noninterest Income Adjustment Items¹ $883 $1,032 $912 $903 $723 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Prior Quarter Variance • Noninterest Income declined $180 million, or 20%, largely due to impacts of mortgage repurchase provision, HARP 2.0, lower debt valuation gains, and debit interchange regulation • Adjusted Noninterest Income declined $101 million, or 12%  Mortgage repurchase provision $98 million higher, more than offsetting strong core mortgage production  Card fees down $42 million (debit interchange regulation)  Partially offset by strong investment banking income Prior Year Variance • Adjusted Noninterest Income declined $185 million  Mortgage repurchase provision increased $130 million and card fees decreased $37 million. Investment banking down $16 million from record 4Q 10

8 Repurchase demands increased in 4Q 11, primarily driven by 2007 vintage FNMA Summary Statistics Loss resolution was high; mortgage repurchase reserve increased 1. Includes estimates 2. Amount is an estimate and is included in the $99 billion of remaining UPB Pending demands increased in 4Q 11 mostly driven by the FNMA new demands II. FINANCIAL PERFORMANCE Mortgage Repurchase Trends ($ in millions) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Beginning Balance $270 $265 $270 $ 299 $282 Additions 85 80 90 117 215 Charge-Offs (90) (75) (61) (134) (177) Ending Balance $265 $270 $299 $282 $320 ($ in millions) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 2005 & Prior $20 $24 $21 $19 $21 2006 69 78 79 84 123 2007 108 157 183 245 373 2008 25 44 43 80 100 2009 - 2011 11 9 22 13 20 Total $233 $313 $348 $440 $636 % Non- Agency (approx.) 7% 9% 5% 1% <1% ($ in millions) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Period-end Balance $293 $363 $472 $490 $590 % Non- Agency (approx.) 10% 10% 9% 6% 2% Metric (2005 – 2011 vintages)1 Amount ($B) Sold UPB $218 Remaining UPB 99 Cumulative Repurchase Requests 5.1 Requests Resolved 4.5 Losses Recognized to Date 1.2 4Q 2011 Reserve 0.3 Income Statement Impact to Date 1.5 Memo: Non-Agency UPB 2 14.5

9 II. FINANCIAL PERFORMANCE Mortgage Repurchase: 2006-08 Vintage Analysis 2006-08 Vintages Have Accounted for ~85% of All Demands and 90% of Losses 1. Includes estimates for delinquent loans sold servicing released 2. Reflects Demands / Ever 120 DPD; included in this calculation is the small percentage of demands that have come from loans that did not go 120 DPD ($ in billions) 2006-08 Losses to Date Total Sold UPB $120.0 Ever 120 DPD % 17.7 % Loans Ever 120 DPD $21.2 Request Rate 2 20.9 % Demands $4.4 Pending 0.5 Resolved 3.9 Repurchase Rate 58 % Repurchases $2.3 Loss Severity 47 % Losses Recognized $1.1 4Q 11 Reserve 0.3 Income Statement Impact $1.3 Sold UPB 2006-08 Agency $98.6 Private Label 21.4 Total Sold UPB $120.0 Delinquency Statistics Ever 120 Days Past Due / Sold UPB 1 17.7 % Demands / Ever 120 DPD 20.9 % Demands Repurchase Rate Life to Date 58 % Last Twelve Months 56 % Loss Severity Life to Date 47 % Last Twelve Months 55 % A A B B C C D D

10 Noninterest Expense Noninterest Expense ($ in millions) Key Points II. FINANCIAL PERFORMANCE Expenses Relatively Stable to 3Q 11 1. Please refer to the appendix for adjustment detail Prior Quarter Variance • $13 million decrease in Total Noninterest Expense  Employee compensation & benefits down $126 million due to pension curtailment and lower incentive compensation  Partially offset by higher other expense (primarily credit & collections and PPG severance), operating losses, and marketing Prior Year Variance • Total Noninterest Expense decreased $1 million  Employee compensation declined  Operating losses and credit & collections increased $1,533 $1,466 $1,543 $1,561 $1,570 $15 ($1) ($1) ($1) ($23) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Adjusted Noninterest Expense¹ Adjustment Items¹ $1,547 $1,465 $1,548 $1,542 $1,560

II. FINANCIAL PERFORMANCE

Loans

Average Balances Up Over $4B, or 4%, from 3Q 11

Average Performing Loans[1]

($ in billions)



$110.9
$111.1
$111.1
$112.2
$116.4
$15.0
$16.1
$16.3
$17.0
$18.6
$44.2
$43.7
$43.0
$42.8
$43.4
$51.7
$51.4
$51.8
$52.5
$54.4
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
Commercial
Residential
Consumer

Key Points

Prior Quarter Variance

- Performing loans grew $4.1 billion; continued growth in targeted categories
- Commercial growth driven by $2.2 billion, or 4.8%, increase in C&I. CRE and Commercial Construction declined a combined $0.3 billion
- Residential increased $0.7 billion, entirely due to Guaranteed Mortgages. Home Equity declined $0.2 billion, or 1.3%
- Consumer loans increased $1.6 billion, or 9.5%. All Consumer categories increased; Student Loans up $1.2 billion

Prior Year Variance

- $5.5 billion, or 5.1%, growth in performing loans
- Commercial increased ~$2.6 billion. C&I grew ~$4.6 billion, or over 10%, while CRE and Commercial Construction declined ~$2 billion
- Residential declined ~$0.8 billion, due to lower Nonguaranteed Mortgage and Home Equity balances, while Guaranteed loans increased
- Consumer increased ~$3.6 billion, or almost 25%. Indirect and Student were primary contributors; Credit Card and Direct also grew

1. 2010 quarterly averages for the Commercial, Residential, and Consumer segments are calculated using month end balances, and therefore, do not sum to the total performing loan balances, which are calculated using daily average balances

NOTE: Totals may not foot due to rounding

11

12 II. FINANCIAL PERFORMANCE Balance Sheet De-risking Higher-risk Loans (period-end)1 Key Points • Higher-risk categories down over $13 billion, or 56%, since 4Q 08 • Over the same time, government-guaranteed loans grew over $11 billion, now totaling $13.9 billion Prior Quarter Variance • $0.5 billion, or 5%, decline in higher-risk loans, with declines split evenly amongst the major categories Prior Year Variance • $2.9 billion, or 22%, decline in higher-risk loans • Commercial Construction down $1.3 billion, or 52% • Higher-risk Mortgages down $0.8 billion, or 18%, primarily from Prime 2nds and Residential Construction • Higher-risk Home Equity down $0.8 billion, or 13%, primarily from High LTV Lines and HE Loans Continued Declines in Higher-risk Categories Offset by Growth in High Quality Loans 1. Higher-risk Mortgage products include Prime 2nds, Residential Construction, and Alt-A. Higher-risk Home Equity includes High LTV lines (includes Florida lines > 80% LTV and other lines > 90% LTV), Brokered Home Equity, and Home Equity Loans. Data includes performing and nonperforming loans 2. Includes government–guaranteed student and mortgage loans NOTE: Totals may not foot due to rounding $6.9 $2.6 $2.1 $1.7 $1.4 $1.2 $8.1 $4.4 $4.1 $3.9 $3.8 $3.6 $8.3 $6.1 $5.9 $5.7 $5.5 $5.3 4Q 08 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Higher-risk Home Equity Products Higher-risk Mortgage Products Commercial Construction $13.1 $12.1 $23.4 $11.4 $10.7 $10.2 $2.8 $8.8 $9.0 $9.1 $9.8 $13.9 4Q 08 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Government-guaranteed Loans (period-end)2 ($ i n b il li o n s ) ($ i n b il li o n s )

13 II. FINANCIAL PERFORMANCE Deposits Average Client Deposits Favorable Growth and Mix Trends Continued; DDA Largest Driver Prior Quarter Variance • Client Deposits grew $2.1 billion, or 1.7% • Growth came entirely from lower-cost deposits, as the favorable shift in deposit mix continued  DDA up $2.1 billion, or 6.6%  NOW up $1.0 billion, or 4.2%  Time Deposits continued to decline, lower by $0.8 billion, or 4.3% Prior Year Variance • Client Deposits grew $5.4 billion, or 4.5% • Lower-cost deposits up $8.3 billion, or 8.4%  DDA increased $6.2 billion, or over 20%  Savings up $0.6 billion, or 14.0% • Higher-cost Time Deposits declined $2.9 billion, or 13.5% ($ in billions) NOTE: Totals may not foot due to rounding $27.8 $28.3 $29.8 $31.9 $34.1 $24.6 $25.4 $24.7 $24.0 $25.0 $41.7 $42.6 $42.9 $43.1 $42.8 $4.1 $4.3 $4.6 $4.6 $4.7 $21.4 $20.2 $19.9 $19.3 $18.5 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 DDA NOW Money Market Savings Time $120.7 $119.7 $121.9 $123.0 $125.1 Key Points

14 $2,974 $2,854 $2,744 $2,600 $2,457 2.58% 2.49% 2.40% 2.22% 2.01% 2.78% 2.71% 2.61% 2.42% 2.27% 1,000 1,500 2,000 2,500 3,000 3,500 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Credit Quality Improvement III. RISK AND CAPITAL REVIEW 30 - 89 Day Delinquencies Net Charge-offs Allowance for Loan and Lease Losses Key Metrics Again Improved Nonperforming Assets 1.18% 1.15% 1.09% 1.04% 1.17% 0.90% 0.80% 0.73% 0.70% 0.68% 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Total Delinq. Delinq. Excl. Gov't. Guar. ALLL Ratio ALLL ($) ALLL Ratio excl. Gov’t. Guar.¹ ($ in millions) NCOs to Avg. Loans (annualized) Net Charge-offs 1. Excludes guaranteed student, guaranteed mortgage and fair value loans from the denominator $4,110 $3,971 $3,610 $3,239 $2,903 $648 $597 $494 $524 $489 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Nonperforming Loans Other Assets $4,758 $4,568 $4,104 $3,763 $3,392 $621 $571 $505 $492 $472 2.14% 2.01% 1.76% 1.69% 1.57% 100 60 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1.2% 2.1% 3.0% 3.9%

III. RISK AND CAPITAL REVIEW

Nonperforming Loans and Net Charge-offs

Nonperforming Loans Declined 10% from 3Q 11

Nonperforming Loans


($ in millions)
$4,110
$35
$2,188
$1,887
$3,971
$32
$2,076
$1,863
$3,610
$34
$2,013
$1,563
$3,239
$27
$2,007
$1,205
$2,903
$26
$1,951
$926
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
Commercial
Residential
Consumer

Net Charge-offs


($ in millions)
$621
$35
$383
$203
$571
$35
$380
$156
$505
$29
$297
$179
$492
$28
$279
$185
$472
$27
$302
$143
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
Commercial
Residential
Consumer

Key Points

Prior Quarter Variance

- NPLs declined $336 million, or 10%
  - Commercial down $279 million, or 23%, driven by ~25% declines in Commercial Construction and C&I; CRE down 16%
  - Residential down $56 million, driven by Residential Construction and Nonguaranteed Mortgages
- Net Charge-offs declined $21 million, or 4%
  - $42 million Commercial decline driven by Commercial Construction
  - $22 million Residential increase due to Residential Construction and Nonguaranteed Mortgage

Prior Year Variance

- NPLs declined $1.2 billion, or 29%, driven by Commercial Construction, C&I, and Nonguaranteed Mortgages
- Net Charge-offs declined $150 million, or 24%, with the largest declines in Nonguaranteed Mortgages, Commercial Construction, C&I, and Home Equity

NOTE: Totals may not foot due to rounding

15

16 Tier 1 Common1 Tier 1 Capital (Excluding TARP)1,2 Tangible Common Equity Ratio3 1. 4Q 11 is estimated 2. In 4Q 10, Tier 1 Capital including TARP was $18.1 billion, and the Tier 1 Capital ratio including TARP was 13.67% 3. Please refer to the Appendix for a reconcilement to the most directly comparable GAAP financial measure Capital Ratios Remained Healthy; Tier 1 Capital Growth Offset by Loan Growth Tangible Book Value Per Share3 III. RISK AND CAPITAL REVIEW Capital Position 7.15% 7.77% 7.96% 8.28% 7.98% 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 $23.76 $23.79 $24.57 $25.60 $25.33 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 $12.3$12.2$12.0$11.8 $10.7 8.08% 9.05% 9.22% 9.31% 9.25% 5 6 7 8 9 10 11 12 13 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 4.0% 4.4% 4.8% 5.2% 5.6% 6.0% 6.4% 6.8% 7.2% 7.6% 8.0% 8.4% 8.8% 9.2% 9.6% 10.0% 10.4% 10.8% 11.2% 11.6% 12.0% Tier 1 Common ($B) Tier 1 Common Ratio $14.6$14.5$14.4$14.4 $13.3 10.02% 11.00% 11.11% 11.10% 10.95% 7 8 9 10 11 12 13 14 15 16 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 4.0%4.4 4.8%5.2 5.6% 6.06.4% 6.87.2% 7.6 8.0%8.4 8.8% 9.29.6% 10.0% 10.410.8% 11.211.6% 12.0 12.4%12.8 13.2% 13.614.0% 14.4 14.8% Tier 1 Capital ($B) Tier 1 Capital Ratio

17 12/2013 12/2012 80% of Goal 100% of Goal $300MM Actual, Annualized: 25% of savings realized On Track to Achieve $300 Million in Expected Cost Savings by Year End 20131 Expected Savings Key Components Major Initiatives 1. Reflects annualized run rate savings expected to be realized at the end of 4Q 13 IV. STRATEGIC PRIORITIES PPG Expense Program Consumer Bank Efficiencies Strategic Supply Management Planning / Implementing Savings Being Realized Savings Fully Realized Discretionary Outsourcing Demand Mgt. Channel Optimization Alternative Channel Mgt. Sales & Service Productivity Consolidations & Shared Services Digital Technology Lean Process Design & Mgt. $75MM 12/2011 Operations and Staff Support

18 • Growth in deposit market share—up in 8 of 10 largest MSAs2 • 6% growth in average loan balances3 IV. STRATEGIC PRIORITIES Perspectives on 2011 Line of Business Performance Note: income statement comparisons are FY 2011 vs. FY 2010; balance sheet data is as of 12/31/11 1. FTE 2. Source: SNL Financial, using FDIC June 30, 2011 market share data 3. Reflects full year 2011 average balance as compared to full year 2010 average 42% 14% 13% 11% 9% 8% 3% Retail Banking Wealth and Investment Management Corporate and Investment Banking Diversified Commercial Banking Mortgage Corporate Other and Treasury Commercial Real Estate • Net income up 16% • Retail investment income up 12% • Record year; revenue up 8% and net income up 11% • Relationship-based model yielding strong results • Solid growth in both net interest and fee income—revenue up 9% • Net income up 33% • Legacy issues resulted in net loss for the year • Healthy levels of production at attractive margins • $28 billion high quality securities portfolio • Company was well positioned for the rate environment • High level of loss recognition resulted in net loss for the year • Well positioned for future growth 2011 Revenue: $8.6 Billion1

19 Earnings Balance Sheet Revenue Expenses Credit and Capital 4Q 11 Summary • Net income to common shareholders of $152 million • Earnings per share of $0.28 • Expenses down modestly from 3Q 11 • Progress made on PPG Expense Program • Average performing loans up 4% from prior quarter; strong growth in targeted portfolios, while higher-risk categories further reduced • Favorable lower-cost deposit trends continued. Average DDA up 7% from 3Q 11 and 22% from 4Q 10 • All primary credit metrics again improved. NPLs down 10% sequentially • Tier 1 Common Ratio remained healthy at 9.25% (estimated) • Net Interest Income up from prior quarter and prior year • Fee income declined from 3Q 11 due to an increase in the mortgage repurchase provision and lower debit interchange revenue. Mortgage repurchase reserve increased

20 Appendix

21 U.S. Treasury U.S. Agency MBS – Agency U.S. States and Subdivisions MBS – Private Corporate & Other Asset – Backed Securities Other Equity Total AFS Securities Available for Sale ($ in billions, period-end balances) Securities Portfolio NOTE: Columns may not foot due to rounding V. APPENDIX 3Q 2011 4Q 2011 $ Change $0.7 1.9 21.2 0.5 0.2 0.1 0.5 3.0 $28.1 $0.3 (0.8) 1.2 - (0.1) (0.3) - 0.3 $0.6 $0.4 2.7 20.0 0.5 0.3 0.4 0.5 2.7 $27.5

V. APPENDIX

30 – 89 Day Delinquencies by Loan Class
Excl. Gov't. Guaranteed Loans

SunTrust Live Solid. Bank Solid.

($ in billions)	4Q 10	1Q 11	2Q 11	3Q 11	4Q 11	Memo: 4Q 11 Loan Balance
30-89 Day Delinquencies						
Commercial Loans						
Commercial & industrial	0.25 %	0.22 %	0.20 %	0.15 %	0.16 %	$49,538
Commercial real estate	0.43	0.33	0.26	0.17	0.17	5,094
Commercial construction	0.42	0.47	0.63	0.11	0.60	1,240
Total commercial loans	0.28	0.24	0.22	0.15	0.17	55,872
Residential Loans						
Residential mortgages - guaranteed	-	-	-	-	-	6,672
Residential mortgages - nonguaranteed	1.90	1.63	1.45	1.46	1.39	23,243
Home equity products	1.40	1.46	1.44	1.39	1.29	15,765
Residential construction	3.28	2.94	2.28	2.06	2.24	980
Total residential loans[1]	1.74	1.60	1.47	1.45	1.38	46,660
Consumer Loans						
Guaranteed student loans	-	-	-	-	-	7,199
Other direct	0.92	1.12	0.82	0.76	0.68	2,059
Indirect	0.78	0.68	0.58	0.60	0.65	10,165
Credit cards	2.40	2.04	1.86	1.59	1.33	540
Total consumer loans[2]	0.86	0.79	0.66	0.67	0.68	19,963
Total SunTrust - excluding government guaranteed delinquencies	0.90 %	0.80 %	0.73 %	0.70 %	0.68 %	$ 122,495
Total SunTrust - including government guaranteed delinquencies[3]	1.18 %	1.15 %	1.09 %	1.04 %	1.17 %	

1. Excludes delinquencies on all federally guaranteed mortgages
2. Excludes delinquencies on federally guaranteed student loans
3. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

22

23 V. APPENDIX Nonperforming Loans by Loan Class NOTE: Columns may not foot due to rounding Memo: 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 4Q 11 LOAN BALANCE Nonperforming Loans Commercial & industrial $584 $585 $537 $479 $348 $49,538 Commercial real estate 342 435 399 341 288 5,094 Commercial construction 961 843 627 385 290 1,240 Total Commercial loans 1,887 1,863 1,563 1,205 926 55,872 Residential mortgages - guaranteed - - - - - 6,672 Residential mortgages - nonguaranteed 1,543 1,458 1,412 1,417 1,393 23,243 Home equity products 355 343 335 340 338 15,765 Residential construction 290 275 266 250 220 980 Total Residential Loans 2,188 2,076 2,013 2,007 1,951 46,660 Guaranteed student loans - - - - - 7,199 Other direct 10 11 9 7 6 2,059 Indirect 25 21 25 20 20 10,165 Credit cards - - - - - 540 Total Consumer loans 35 32 34 27 26 19,963 Total $4,110 $3,971 $3,610 $3,239 $2,903 $122,495

24 V. APPENDIX Net Charge-off Ratios by Loan Class 1. 2010 net charge-off ratios calculated using average of month-end loan balances NOTE: Columns may not foot due to rounding Memo: 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 4Q 11 LOAN BALANCE Net Charge-offs to Avg. Loans annualized1 Commercial Loans Commercial & industrial 0.94% 0.44% 0.66% 0.47% 0.61% $49,538 Commercial real estate 1.79 1.42 2.72 1.69 2.84 5,094 Commercial construction 9.62 14.76 13.09 27.04 9.18 1,240 Total Commercial Loans 1.50 1.19 1.34 1.37 1.02 55,872 Residential Loans Residential mortgages - guaranteed - - - - - 6,672 Residential mortgages - nonguaranteed 3.09 3.19 2.16 2.12 2.30 23,243 Home equity products 3.71 3.96 3.49 3.26 3.33 15,765 Residential construction 11.61 10.46 10.52 8.27 13.03 980 Total Residential Loans 3.28 3.37 2.65 2.47 2.63 46,660 Consumer Loans Guaranteed student loans - - - - - 7,199 Other direct 2.20 2.53 2.14 1.74 1.46 2,059 Indirect 0.65 0.56 0.44 0.50 0.52 10,165 Credit cards 9.52 8.68 7.78 5.81 4.82 540 Total Consumer Loans 0.93 0.89 0.71 0.66 0.58 19,963 Total 2.14% 2.01% 1.76% 1.69% 1.57% $122,495

25 V. APPENDIX Net Charge-offs by Loan Class NOTE: Columns may not foot due to rounding Memo: 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 4Q 11 LOAN BALANCE Net Charge-offs Commercial Loans Commercial & industrial $105 $49 $75 $56 $75 $49,538 Commercial real estate 29 21 40 23 38 5,094 Commercial construction 69 86 64 106 30 1,240 Total Commercial Loans 203 156 179 185 143 55,873 Residential Loans Residential mortgages - guaranteed - - - - - 6,672 Residential mortgages - nonguaranteed 187 187 125 124 135 23,244 Home equity products 156 161 141 132 133 15,765 Residential construction 40 32 31 23 34 979 Total Residential Loans 383 380 297 279 302 46,660 Consumer Loans Guaranteed student loans - - - - - 7,199 Other direct 9 11 10 8 8 2,059 Indirect 14 13 10 12 13 10,164 Credit cards 12 11 9 8 6 540 Total Consumer Loans 35 35 29 28 27 19,962 Total $621 $571 $505 $492 $472 $122,495

26 $2,613 $2,643 $2,719 $2,824 $2,820 $1,005 $976 $923 $883 $802 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Accruing Nonaccruing Troubled Debt Restructuring (TDR) Composition Mortgage and Consumer Loans are 91% of Accruing TDRs; 88% are Current on Principal and Interest Payments TDR Trend Early Stage Accruing TDR Delinquencies Key Points ($ i n m il li o n s ) ($ i n m il li ons ) Prior Quarter Variance • Total TDRs declined modestly to $3.6 billion • Accruing balances were stable and current balances increased, while nonaccruing balances declined for the fourth consecutive quarter Prior Year Variance • Total TDRs remained stable  The percentage of TDRs that are accruing increased to 78% in 4Q 11 from 72% in 4Q 10 $3,618 $3,619 V. APPENDIX $3,642 $3,707 NOTE: Columns may not foot due to rounding $3,622 $2,245 $2,286 $2,349 $2,441 $2,472 $176 $193 $207 $212 $187 $108 $92 $104 $109 $107 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Current 30-59 DLQ 60-89 DLQ

27 Noninterest Income Reconciliation V. APPENDIX 1. During 4Q 11, the Company refined its presentation of the mark on its fair value debt by excluding interest-related swaps NOTE: Columns may not foot due to rounding ($ in millions) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Total Noninterest Income $1,032 $883 $912 $903 $723 Adjustment Items: Securities Gains/(Losses) 64 64 32 2 19 Fair Market Value Adjustments (Trading Income) 30 14 (1) (17) (13) STI Debt Valuation (Trading Income) 1 16 (20) 17 65 17 SunTrust Index-linked CDs (SILC) (Trading Income) 5 (11) 8 13 0 Auction Rate Securities (Trading Income) (11) 16 4 (4) 0 Fair Value Adjustments (Mortgage Production) (9) (4) (9) 4 (1) HARP 2.0 MSR Valuation Adjustment (Mtg. Servicing) 0 0 0 0 (38) Stable River Gain (Other Income) 13 0 0 0 0 Total Adjustments 108 60 51 63 (16) Adjusted Noninterest Income $924 $823 $861 $840 $739

28 V. APPENDIX Mortgage Repurchase - 2006-08 Vintage Data 1. Excludes loans sold servicing released. Such loans totaled approximately $36 billion at the time of origination. Estimated losses on these loans are captured in the mortgage repurchase reserve 2. Includes estimates 3. Includes estimates for delinquent loans sold servicing released ($ in billions) Sold UPB 2006 2007 2008 2006-08 Agency $30.2 $40.8 $27.6 $98.6 Private Label 11.9 9.4 0.1 21.4 Total Sold UPB 42.1 50.1 27.7 120.0 Outstanding UPB Agency1 5.4 10.4 11.1 26.9 Private Label2 5.8 4.6 0.0 10.5 Total Outstanding UPB 11.2 15.0 11.1 37.3 Demands Received 1.6 2.4 0.5 4.4 Resolved 1.5 2.0 0.4 3.9 Pending 0.1 0.3 0.1 0.5 Demands Repurchased 0.8 1.2 0.2 2.3 Repurchase Rate Life to Date 53% 61% 60% 58 % Last Twelve Months 51% 56% 65% 56 % Loss Severity Life to Date 42% 51% 48% 47 % Last Twelve Months 56% 57% 48% 55 % Delinquency Statistics Ever 120 Days Past Due3 $7.6 $10.7 $2.9 $21.2 Ever 120 DPD / Sold UPB 18.0% 21.4% 10.5% 17.7 % Demands / Ever 120 DPD 21.0% 22.1% 16.4% 20.9%

29 Noninterest Expense Reconciliation V. APPENDIX ($ in millions) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Total Noninterest Expense $1,548 $1,465 $1,542 $1,560 $1,547 Adjustment Items: AHG Writedown (Other Exp.) 11 0 0 0 10 (Gain) / Loss on Debt Extinguishment 4 (1) (1) (1) 0 Pension Curtailment, Net of 401(k) Contribution (Employee Compensation and Benefits) 0 0 0 0 (60) PPG Severance (Other Exp.) 0 0 0 0 27 Total Adjustments 15 (1) (1) (1) (23) Adjusted Noninterest Expense $1,533 $1,466 $1,543 $1,561 $1,570

30 Additional Noninterest Expense Disclosure Credit-related Expenses and Operating Losses V. APPENDIX NOTE: Columns may not foot due to rounding ($ in millions) 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Credit & Collections (Other Exp.) $71 $51 $60 $70 $93 Other Real Estate (Other Exp.) 90 69 64 62 68 Total Credit-related Expenses $161 $120 $124 $133 $161 Operating Losses $26 $27 $62 $72 $96

31 Reconciliation of Non GAAP Measures V. APPENDIX ($ in billions, except per share data) NOTE: Columns may not foot due to rounding Three Months Ended 31-Dec 31-Mar 30-Jun 30-Sep 31-Dec 2010 2011 2011 2011 2011 Total shareholders' equity $23.1 $19.2 $19.7 $ 20.2 $20.1 Goodwill, net of deferred taxes (6.2) (6.2) (6.2) (6.2) (6.2) Other intangible assets including MSRs, net of deferred taxes (1.6) (1.6) (1.5) (1.1) (1.0) MSRs 1.4 1.5 1.4 1.0 0.9 Tangible equity 16.8 12.9 13.4 13.9 13.9 Preferred stock (4.9) (0.2) (0.2) (0.2) (0.3) Tangible common equity 11.9 12.8 13.2 13.7 13.6 Total assets 172.9 170.8 172.2 172.6 176.9 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other intangible assets including MSRs (1.6) (1.7) (1.5) (1.1) (1.0) MSRs 1.4 1.5 1.4 1.0 0.9 Tangible assets 166.4 164.4 165.7 166.1 170.4 Tangible equity to tangible assets 10.12% 7.87% 8.07% 8.38% 8.14 % Tangible common equity to tangible assets 7.15% 7.77% 7.96% 8.28% 7.98 % Tangible book value per common share $23.76 $23.79 $24.57 $25.60 $ 25.33